Exhibit 99.1

SECOND AMENDED AND RESTATED

COPANO ENERGY, L.L.C.
LONG-TERM INCENTIVE PLAN

SECTION 1.     Purpose of the Plan.

The Copano Energy, L.L.C. Long-Term Incentive Plan (the “Plan”) is intended to promote the interests of Copano Energy, L.L.C., a Delaware limited liability company (the “Company”), by providing to Employees and Directors of the Company and its Affiliates incentive compensation awards for superior performance that are based on Units.  The Plan is also contemplated to enhance the ability of the Company and its Affiliates to attract and retain the services of individuals who are essential for the growth and profitability of the Company and to encourage those individuals to devote their best efforts to advancing the business of the Company.

SECTION 2.     Definitions.

As used in the Plan, the following terms shall have the meanings set forth below:

“Affiliate” means with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question.  As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Award” means an Option, UAR, Restricted Unit, Phantom Unit or Unit Award granted under the Plan, and shall include any tandem DERs granted with respect to an Award.

“Award Agreement” means the written or electronic agreement by which an Award shall be evidenced.

“Board” means the Board of Directors of the Company.

“Change of Control” means the happening of any of the following events:

(i)           the acquisition by any “person,” as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), other than the Company or an Affiliate of the Company, of “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors; or

(ii)           the consummation of a reorganization, merger, consolidation or other form of business transaction or series of business transactions, in each case, with respect to which persons who were the members of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company’s then outstanding voting securities; or

(iii)           the sale, lease or disposition (in one or a series of related transactions) by the Company of all or substantially all the Company’s assets to any Person or its Affiliates, other than the Company or its Affiliates; or

(iv)           a change in the composition of the Board, as a result of which fewer than a majority of the directors are Incumbent Directors.  “Incumbent Directors” shall mean directors who either (A) are directors of the Company as of the effective date of the initial public offering of the Company’s equity interests, or (B) are elected, or nominated for election, thereafter to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination or (C) are among the five initial independent directors of the Company, but “Incumbent Director” shall not include an individual whose election or nomination is in connection with (i) an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board or (ii) a plan or agreement to replace a majority of the then Incumbent Directors; or

(v)           the approval by the Board or the members of the Company of a complete or substantially complete liquidation or dissolution of the Company.

“Code” means the Internal Revenue Code of 1986, as amended.  Reference to any section of the Code shall include reference to such section and the regulations and other authoritative guidance promulgated thereunder.

“Committee” means the Compensation Committee of the Board or such other committee of the Board as may be appointed by the Board to administer the Plan.

 “DER” or “Distribution Equivalent Right” means a contingent right, granted in tandem with a specific Option, UAR or Phantom Unit, to receive an amount in cash equal to the cash distributions made by the Company with respect to a Unit during the period such tandem Award is outstanding.

“Director” means a member of the Board who is not an Employee.

“Employee” means (i) any employee of the Company or (ii) an employee of an Affiliate or an independent contractor consultant who performs services for the benefit of the Company or a subsidiary of the Company.  As used herein, termination of consulting services shall be deemed to be a termination of employment.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means the closing sales price of a Unit on the applicable date (or if there is no trading in the Units on such date, on the next preceding date on which there was trading) as reported in The Wall Street Journal (or other reporting service approved by the Committee).  In the event Units are not publicly traded at the time a determination of fair market value is required to be made hereunder, the determination of fair market value shall be made in good faith by the Committee.

“Option” means an option to purchase Units granted under the Plan.

“Participant” means any Employee or Director granted an Award under the Plan.

“Person” means an individual or a corporation, limited liability company, partnership, joint venture, trust, unincorporated organization, association, government agency or political subdivision thereof or other entity.

“Phantom Unit” means a phantom (notional) Unit granted under the Plan which upon vesting entitles the Participant to receive a Unit or an amount of cash equal to the Fair Market Value of a Unit, as determined by the Committee in its discretion.

“Restricted Period” means the period established by the Committee with respect to an Award during which the Award remains subject to forfeiture and is either not exercisable by or payable to the Participant, as the case may be.

“Restricted Unit” means a Unit granted under the Plan that is subject to a Restricted Period.

“Rule 16b-3” means Rule 16b-3 promulgated by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

“SEC” means the Securities and Exchange Commission, or any successor thereto.

“Unit” means a common unit of the Company.

 “Unit Award” means a Unit granted under the Plan that is not subject to a Restricted Period.

“UDR” or “Unit Distribution Right” means a distribution made by the Company with respect to a Restricted Unit.

“Unit Appreciation Right” or “UAR” means an Award that, upon exercise, entitles the holder to receive the excess of the Fair Market Value of a Unit on the exercise date over the exercise price established for such Unit Appreciation Right.  Such excess may be paid in cash and/or in Units as determined by the Committee in its discretion.

    SECTION 3.     Administration.

The Plan shall be administered by the Committee.  A majority of the Committee shall constitute a quorum, and the acts of the members of the Committee who are present at any meeting thereof at which a quorum is present, or acts unanimously approved by the members of the Committee in writing, shall be the acts of the Committee.  Subject to the following and applicable law, the Committee, in its sole discretion, may delegate any or all of its powers and duties under the Plan, including the power to grant Awards under the Plan, to the Chief Executive Officer and the Chief Administrative Officer of the Company, subject to such limitations on such delegated powers and duties as the Committee may impose, if any.  Upon any such delegation all references in the Plan to the “Committee”, other than in Section 7, shall be deemed to include the Chief Executive Officer and the Chief Administrative Officer; provided, however, that such delegation shall not limit the Chief Executive Officer or the Chief Administrative Officer’s right to receive Awards under the Plan.  Notwithstanding the foregoing, neither the Chief Executive Officer nor the Chief Administrative Officer may grant Awards to, or take any action with respect to any Award previously granted to, a person who is an officer subject to Rule 16b-3 or a member of the Board.  Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Units to be covered by Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled, exercised, canceled, or forfeited; (vi) interpret and administer the Plan and any instrument or agreement relating to an Award made under the Plan; (vii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (viii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.  Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, and any beneficiary of any Award.

SECTION 4.     Units.

(a)           Limits on Units Deliverable.  Subject to adjustment as provided in Section 4(c), the number of Units that may be delivered with respect to Awards under the Plan shall not exceed 6,200,000 Units, determined at the time of any Award; provided, however, that no more than 3,700,000 (as adjusted pursuant to Section 4(c)) may be delivered in payment of Unit Awards, Restricted Units and Phantom Units. If any Award (including Restricted Units) is terminated, forfeited or expires for any reason without the delivery of Units covered by such Award, or Units are withheld from an Award to satisfy the exercise price or tax withholding obligation with respect to such Award, such Units shall again be available for delivery pursuant to other Awards granted under the Plan.

Notwithstanding the foregoing, there shall not be any limitation on the number of Awards that may be granted under the Plan and paid in cash.

 (b)           Sources of Units Deliverable Under Awards.  Any Units delivered pursuant to an Award shall consist, in whole or in part, of Units acquired in the open market, from any Affiliate or any other Person, newly issued Units, or any combination of the foregoing, as determined by the Committee in its sole discretion.

(c)           Adjustments.  In the event that the Committee determines that any distribution (whether in the form of cash, Units, other securities, or other property), recapitalization, split, reverse split, reorganization, merger, Change of Control, consolidation, split-up, spin-off, combination, repurchase, or exchange of Units or other securities of the Company, issuance of warrants or other rights to purchase Units or other securities of the Company, or other similar transaction or event affects the Units such that an adjustment is determined by the Committee to be appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Units (or other securities or property) with respect to which Awards may be granted, (ii) the number and type of Units (or other securities or property) subject to outstanding Awards, (iii) the grant or exercise price with respect to any Award, or (iv) if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, that the number of Units subject to any Award shall always be a whole number.

SECTION 5.     Eligibility.

Any Employee or Director shall be eligible to be designated a Participant and receive an Award under the Plan.

SECTION 6.     Awards.

(a)           Options.  The Committee shall have the authority to determine the Employees and Directors to whom Options shall be granted, the number of Units to be covered by each Option, whether DERs are granted with respect to such Option, the purchase price for such Units and the conditions and limitations applicable to the exercise of the Option, including the following terms and conditions and such additional terms and conditions, as the Committee shall determine, that are not inconsistent with the provisions of the Plan. Except as provided in Section 4(c), the Committee is expressly prohibited from changing the purchase price for Units purchasable under any outstanding Option without the approval of the Company’s unitholders.

(i)           Exercise Price.  The purchase price per Unit purchasable under an Option shall be determined by the Committee at the time the Option is granted, provided such purchase price may not be less than its Fair Market Value as of the date of grant.

(ii)           Time and Method of Exercise.  The Committee shall determine the Restricted Period, i.e., the time or times at which an Option may be exercised in whole or in part, which may include, without limitation, accelerated vesting upon the achievement of specified performance goals, and, in its discretion, the method or methods by which payment of the exercise price with respect thereto may be made or deemed to have been made, which may include, without limitation, cash, check acceptable to the Company, a “cashless-broker” exercise through procedures approved by the Company, with the consent of the Company, the withholding of Units that would otherwise be delivered to the Participant upon the exercise of the Option, other securities or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price.

(iii)           Forfeitures.  Except as otherwise provided in the terms of the Award Agreement, upon termination of a Participant’s employment with the Company and its Affiliates or membership on the Board, whichever is applicable, for any reason during the applicable Restricted Period, all Options shall be forfeited by the Participant.  The Committee may, in its discretion, waive in whole or in part such forfeiture with respect to a Participant’s Options.

(iv)           DERs.  To the extent provided by the Committee, in its discretion, a grant of Options may include a tandem DER grant, which may provide that such DERs shall be paid directly to the Participant, be credited to a bookkeeping account (with or without interest in the discretion of the Committee) subject to the same vesting restrictions as the tandem Award, or be subject to such other provisions or restrictions as determined by the Committee in its discretion.  Further, to the extent required by Section 409A of the Code, DERs granted in tandem with Options shall not be directly or indirectly contingent on the exercise of the Options with respect to which they were granted.

(v)           Option Cash-Out Right.  To the extent determined by the Company in its sole discretion, and to the extent provided for in an Award Agreement, in lieu of issuing Units to the Participant in connection with the exercise of an Option, the Company may elect to pay the Participant an amount of cash equal to the excess of the aggregate Fair Market Value of the Units as to which the Options are being exercised as of the date of exercise over the aggregate exercise price for such Units, less any amounts required to be withheld by the Company or an Affiliate to meet withholding obligations under applicable law (the right to make such election, the “Option Cash-Out Right”). Upon payment by the Company of such amount, the number of Units that may be purchased by the Participant pursuant to the Options shall be reduced to the same extent as if the Company had not exercised the Option Cash-Out Right and the Participant had exercised the Options pursuant to his election.

(b)           UARs.  The Committee shall have the authority to determine the Employees and Directors to whom Unit Appreciation Rights shall be granted, the number of Units to be covered by each grant, whether DERs are granted with respect to such Unit Appreciation Right, the exercise price therefor and the conditions and limitations applicable to the exercise of the Unit Appreciation Right, including the following terms and conditions and such additional terms and conditions, as the Committee shall determine, that are not inconsistent with the provisions of the Plan. Except as provided in Section 4(c), the Committee is expressly prohibited from changing the exercise price of any outstanding Unit Appreciation Right without the approval of the Company’s unitholders.

(i)           Exercise Price.  The exercise price per Unit Appreciation Right shall be determined by the Committee at the time the Unit Appreciation Right is granted but may not be less than the Fair Market Value of a Unit as of the date of grant.

(ii)           Time of Exercise.  The Committee shall determine the Restricted Period, i.e., the time or times at which a Unit Appreciation Right may be exercised in whole or in part, which may include, without limitation, accelerated vesting upon the achievement of specified performance goals.

(iii)           Forfeitures.  Except as otherwise provided in the terms of the Award Agreement, upon termination of a Participant’s employment with the Company and its Affiliates or membership on the Board, whichever is applicable, for any reason during the applicable Restricted Period, all outstanding Unit Appreciation Rights awarded the Participant shall be automatically forfeited on such termination.  The Committee may, in its discretion, waive in whole or in part such forfeiture with respect to a Participant’s Unit Appreciation Rights.

(iv)           Unit Appreciation Right DERs.  To the extent provided by the Committee, in its discretion, a grant of Unit Appreciation Rights may include a tandem DER grant, which may provide that such DERs shall be paid directly to the Participant, be credited to a bookkeeping account (with or without interest in the discretion of the Committee) subject to the same vesting restrictions as the tandem Unit Appreciation Rights Award, or be subject to such other provisions or restrictions as determined by the Committee in its discretion.  Further, to the extent required by Section 409A of the Code, DERs granted in tandem with UARs shall not be directly or indirectly contingent on the exercise of the UARs with respect to which they were granted.

(c)           Phantom Units.  The Committee shall have the authority to determine the Employees and Directors to whom Phantom Units shall be granted, the number of Phantom Units to be granted to each such Participant, the Restricted Period, the time or conditions under which the Phantom Units may become vested or forfeited, which may include, without limitation, the accelerated vesting upon the achievement of specified performance goals, and such other terms and conditions as the Committee may establish with respect to such Awards, including whether DERs are granted with respect to such Phantom Units.

(i)           DERs.  To the extent provided by the Committee, in its discretion, a grant of Phantom Units may include a tandem DER grant, which may provide that such DERs shall be paid directly to the Participant, be credited to a bookkeeping account (with or without interest in the discretion of the Committee) subject to the same vesting restrictions as the tandem Award, or be subject to such other provisions or restrictions as determined by the Committee in its discretion.

(ii)           Forfeitures.  Except as otherwise provided in the terms of the Award Agreement, upon termination of a Participant’s employment with the Company and its Affiliates or membership on the Board, whichever is applicable, for any reason during the applicable Restricted Period, all outstanding Phantom Units awarded the Participant shall be automatically forfeited on such termination.  The Committee may, in its discretion, waive in whole or in part such forfeiture with respect to a Participant’s Phantom Units.

(iii)           Lapse of Restrictions.  Upon or as soon as reasonably practical following the vesting of each Phantom Unit, subject to the provisions of Section 8(b), the Participant shall be entitled to receive from the Company one Unit or cash equal to the Fair Market Value of a Unit, as determined by the Committee in its discretion.

(d)           Restricted Units.  The Committee shall have the authority to determine the Employees and Directors to whom Restricted Units shall be granted, the number of Restricted Units to be granted to each such Participant, the Restricted Period, the conditions under which the Restricted Units may become vested or forfeited, which may include, without limitation, the accelerated vesting upon the achievement of specified performance goals, and such other terms and conditions as the Committee may establish with respect to such Awards.

(i)           UDRs.  To the extent provided by the Committee, in its discretion, a grant of Restricted Units may provide that distributions made by the Company with respect to the Restricted Units shall be subject to the same forfeiture and other restrictions as the Restricted Unit and, if restricted, such distributions shall be held, without interest, until the Restricted Unit vests or is forfeited with the UDR being paid or forfeited at the same time, as the case may be.  Absent such a restriction on the UDRs in the Award Agreement, UDRs shall be paid to the holder of the Restricted Unit without restriction.

(ii)           Forfeitures.  Except as otherwise provided in the terms of the Award Agreement, upon termination of a Participant’s employment with the Company and its Affiliates or membership on the Board, whichever is applicable, for any reason during the applicable Restricted Period, all outstanding Restricted Units awarded the Participant shall be automatically forfeited on such termination.  The Committee may, in its discretion, waive in whole or in part such forfeiture with respect to a Participant’s Restricted Units.

(iii)           Lapse of Restrictions.  Upon or as soon as reasonably practical following the vesting of each Restricted Unit, subject to the provisions of Section 8(b), the Participant shall be entitled to have the restrictions removed from his or her Unit certificate so that the Participant then holds an unrestricted Unit.

(iv)           Restricted Unit Cash-Out Right.  To the extent determined by the Company in its sole discretion, and to the extent provided for in an Award Agreement, the Company may elect to pay a Participant an amount of cash equal to the aggregate Fair Market Value of the Restricted Units on the vesting date of such units, less any amounts required by the Company or an Affiliate to meet withholding obligations under applicable law, in lieu of issuing such units to the Participant (the right to make such election, the “Restricted Unit Cash-Out Right”). Upon payment by the Company of such amount, any certificate representing the Restricted Units as to which such Restricted Unit Cash-Out Right has been exercised shall be cancelled.

(e)           Unit Awards.  The Committee may grant Unit Awards to such Employees and Directors, and in such amounts, as it may determine. Such grants may be based on the Participant’s performance or such other considerations as the Committee deems appropriate.

 (f)           General.

(i)           Awards May Be Granted Separately or Together.  Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award granted under the Plan or any award granted under any other plan of the Company or any Affiliate.  Awards granted in addition to or in tandem with other Awards or awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(ii)           Limits on Transfer of Awards.

(A)           Except as provided in paragraph (C) below, each Award shall be exercisable or payable only by or to the Participant during the Participant’s lifetime, or by the person to whom the Participant’s rights shall pass by will or the laws of descent and distribution.

(B)           Except as provided in paragraphs (A) and (C), no Award and no right under any such Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate.

(C)           To the extent specifically provided or approved by the Committee with respect to an Award, an Award may be transferred by a

Participant without consideration to immediate family members or related family trusts, limited partnerships or similar entities on such terms and conditions as the Committee may from time to time establish.

(iii)           Term of Awards.  The term of each Award shall be for such period as may be determined by the Committee, but shall not exceed 10 years.

(iv)           Unit Certificates.  All certificates for Units or other securities of the Company delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Units or other securities are then listed, and any applicable federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(v)           Consideration for Grants.  Awards may be granted for such consideration, including services, as the Committee determines.

(vi)           Delivery of Units or other Securities and Payment by Participant of Consideration.  Notwithstanding anything in the Plan or any Award Agreement to the contrary, delivery of Units pursuant to the exercise or vesting of an Award may be deferred for any period during which, in the good faith determination of the Committee, the Company is not reasonably able to obtain Units to deliver pursuant to such Award without violating the rules or regulations of any applicable law or securities exchange.  No Units or other securities shall be delivered pursuant to any Award until payment in full of any amount required to be paid pursuant to the Plan or the applicable Award Agreement (including, without limitation, any exercise price or tax withholding) is received by the Company.

(vii)           Change of Control.  Unless specifically provided otherwise in the Award Agreement, upon a Change of Control or such time prior thereto as established by the Committee, all outstanding Awards shall automatically vest or become exercisable in full, as the case may be.  In this regard, all Restricted Periods shall terminate and all performance criteria, if any, shall be deemed to have been achieved at the level set forth in the Award Agreement.  To the extent an Option or UAR is not exercised, or a Phantom Unit or Restricted Unit does not vest, upon the Change of Control, the Committee may, in its discretion, cancel such Award or provide for an assumption of such Award or a replacement grant on substantially the same terms; provided, however, upon any cancellation of an Option or UAR that has a positive “spread” or a Phantom Unit or Restricted Unit, the holder shall be paid an amount in cash and/or other property, as determined by the Committee, equal to such “spread” if an Option or UAR or equal to the Fair Market Value of a Unit, if a Phantom Unit or Restricted Unit.

SECTION 7.     Amendment and Termination. Except to the extent prohibited by applicable law:

(a)           Amendments to the Plan.  Except as required by the rules of the principal securities exchange on which the Units are traded and subject to Section 7(b) below, the Board or the Committee may amend, alter, suspend, discontinue, or terminate the Plan in any manner, without the consent of any member, Participant, other holder or beneficiary of an Award, or other Person.

(b)           Amendments to Awards.  Subject to Sections 6(a), 6(b) and 7(a), the Committee may waive any conditions or rights under, amend any terms of, or alter any Award theretofore granted, provided no change, other than pursuant to Section 7(c) or, as determined by the Committee, in its sole discretion, as being necessary or appropriate to comply with applicable law, including, without limitation, Section 409A of the Code, in any Award shall materially reduce the benefit of a Participant without the consent of such Participant.

(c)           Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.  The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(c) of the Plan) affecting the Company or the financial statements of the Company, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or any Award.

SECTION 8.     General Provisions.

(a)           No Rights to Award.  No Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants.  The terms and conditions of Awards need not be the same with respect to each recipient.

(b)           Tax Withholding.  The Company or any Affiliate is authorized to withhold from any Award, from any payment due or transfer made under any Award or from any compensation or other amount owing to a Participant the amount (in cash, Units, other securities or property, or Units that would otherwise be issued or delivered pursuant to such Award) of any applicable taxes payable in respect of the grant of an Award, its exercise, the lapse of restrictions thereon, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy its withholding obligations for the payment of such taxes.

(c)           No Right to Employment.  The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate or to remain on the Board, as applicable.  Further, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

(d)           Governing Law.  The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Texas law without regard to its conflict of laws principles.

(e)           Severability.  If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(f)           Other Laws.  The Committee may refuse to issue or transfer any Units or other consideration under an Award if, in its sole discretion, it determines that the issuance or transfer of such Units or such other consideration might violate any applicable law or regulation, the rules of the principal securities exchange on which the Units are then traded, or entitle the Company or an Affiliate to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary.

(g)           No Trust or Fund Created.  Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any participating Affiliate and a Participant or any other Person.  To the extent that any Person acquires a right to receive payments from the Company or any participating Affiliate pursuant to an Award, such right shall be no greater than the right of any general unsecured creditor of the Company or any participating Affiliate.

(h)           No Fractional Units.  No fractional Units shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Units or whether such fractional Units or any rights thereto shall be canceled, terminated, or otherwise eliminated.

(i)           Headings.  Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference.  Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

(j)           Facility Payment.  Any amounts payable hereunder to any person under legal disability or who, in the judgment of the Committee, is unable to properly manage his financial affairs, may be paid to the legal representative of such person, or may be applied for the benefit of such person in any manner which the Committee may select, and the Company shall be relieved of any further liability for payment of such amounts.

(k)         Gender and Number.  Words in the masculine gender shall include the feminine gender, the plural shall include the singular and the singular shall include the plural.

(l)           Compliance with Section 409A of the Code.  Nothing in the Plan or any Award Agreement shall operate or be construed to cause the Plan or an Award, to the extent subject to Section 409A, to fail to comply with the requirements of Section 409A of the Code. With respect to any Award that is subject to Section 409A of the Code, the applicable provisions of Section 409A the Code are hereby incorporated by reference and shall control over any provision of the Plan or any Award Agreement that is in conflict therewith.  For purposes of such compliance, in the event that an Award that is subject to Section 409A of the Code is payable in connection with a Participant’s termination of service as an Employee or Director, such payments shall be made only in connection with a ‘separation from service’ within the meaning of Section 409A of the Code and the regulations thereunder (a ‘‘Separation from Service’’) and the adjustment provisions of the Plan (including, without limitation, Sections 4(c), 6(f)(vii), and 7(c)) shall be applied in a manner consistent with the requirements of Section 409A.  In addition, in the event that an Award that is intended to be exempt from Section 409A as a short term deferral provides for vesting in connection with termination of service as an Employee or Director, such vesting shall occur only at the time of the Employee’s or Director’s Separation from Service. Further, notwithstanding anything to the contrary in the Plan or any Award Agreement, with respect to any Award that is subject to Section 409A and that provides for vesting in connection with a Change in Control or a change in control of any Affiliate of the Company, the timing of payment of such award shall not be accelerated unless the event(s) constituting the Change of Control or the change of control of such Affiliate constitute a change of control event (as defined in Treasury regulation section 1.409A-3(i)(5)). Finally, notwithstanding anything to the contrary in this Plan, in the event an Award issued under the Plan is subject to Section 409A of the Code, if upon a Participant’s Separation from Service, the Participant is a ‘specified employee’ within the meaning of Section 409A of the Code, and the deferral of any amounts or benefits otherwise payable or to be provided under any Award made pursuant to this Plan as a result of the Participant’s Separation from Service is necessary in order to prevent any accelerated or additional tax to the Participant under Section 409A of the Code, then the Company will delay the payment of any such amounts or the provision of any such benefits hereunder until the earlier of (x) the date that is six (6) months following the date of the Participant’s Separation from Service and (y) the date of the Participant's death following such Separation from Service.  Upon the expiration of the applicable deferral period, any delayed amounts will be paid to the Participant in a single lump sum and any delayed benefits will be provided on such date.

SECTION 9.     Term of the Plan.

The Plan shall become effective on the date of the initial public offering of Units and shall continue until the earlier of the date terminated by the Board or the Committee or the 15th anniversary of the date the Plan was first approved by the Unitholders or members of the Company.  However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted prior to such termination, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under such Award, shall extend beyond such termination date.

Effective as of August 29, 2012